Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of September 23, 2026 by and between Brightline Interactive, Inc., a Nevada corporation (the “Company”), and ________________________________ (the “Purchaser”).

The Company, on the one hand, and the Purchaser, on the other hand, are hereinafter each referred to as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, upon the terms and subject to the conditions of this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser wishes to purchase from the Company units (“Units”) (with each Unit comprised of one (1) share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and a warrant to initially acquire one (1) share of Common Stock, substantially in the form attached hereto as Exhibit B (the “Warrants”)), in a private placement exempt from securities registration afforded by Section 4(a)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”);

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Parties hereto agree as follows:

Article I

PURCHASE AND SALE

Section 1.1 Issuance, Sale and Purchase of Units. Upon the terms and subject to the conditions of this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue, sell and deliver to the Purchaser, at the Closing (as defined below), ____ Units for $0.70 per Unit, free and clear of all liens or encumbrances (except for restrictions arising under the Securities Act or created by virtue of this Agreement) us Units being comprised of ____ shares of Common Stock (the “Purchased Shares”) and (b) ____ Warrants (the “Purchased Warrants”) to initially acquire up to that aggregate number of shares of Common Stock issuable upon exercise of the Purchased Warrants (the “Warrant Shares” and together with the Purchased Shares and Purchased Warrants, the “Purchased Securities”) as is set forth opposite such Purchaser’s name in column ____ on the Schedule of Purchasers, for an aggregate purchase price equal to $____ (the “Purchase Price”).

Section 1.2 Closing.

(a) Closing. The closing (the “Closing”) of the sale and purchase of the Purchased Securities pursuant to Section 1.1 shall take place remotely via the electronic exchange of the closing documents and signatures on the Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions precedent specified in Section 1.3 or such other time as the Parties may mutually agree upon. The date and time of the Closing are referred to herein as the “Closing Date.”

(b) Payment and Delivery. At the Closing, the Purchaser shall pay and deliver the Purchase Price to the Company in U.S. dollars by wire transfer, or by such other method mutually agreeable to the Parties, of immediately available funds to such bank account(s) designated in writing by the Company, and the Company shall have the Purchased Securities issued and registered in the name of the Purchaser or in such nominee name as it may designate and shall deliver to the Purchaser (a) in the case of the Purchase Shares, a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver evidence of the issuance in book-entry of the Purchased Shares, registered in the name of the Purchaser and (b) in the case of the Purchased Warrants, a Warrant registered in the name of such Purchaser to purchase up to such number of Warrant Shares equal to 100% of such Purchaser’s Purchase Shares, with an exercise price equal to $2.00, subject to adjustment therein.

(c) Restrictive Legend and Transfer Restrictions. The Purchaser agrees a stop-order may be placed on any of the Purchased Securities and to the inclusion of a legend on any of the Purchased Securities in substantially the following form:

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER U.S. STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE U.S. STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE U.S. STATE SECURITIES LAWS. IN ADDITION, ANY SUCH TRANSFER OR OTHER DISPOSITION IS SUBJECT TO THE CONDITIONS CONTAINED IN A SECURITIES PURCHASE AGREEMENT, DATED SEPTEMBER 23, 2026. A COPY OF SUCH CONDITIONS WILL BE PROVIDED TO THE HOLDER HEREOF UPON REQUEST. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

Unless made pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, any transferee of the Purchased Securities, by its acceptance thereof, shall be deemed to have made the representations set forth in Section 2.2 of this Agreement. Unless made pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, the Company shall not be required to register the transfer of any Purchased Securities to any person unless the Company receives from the proposed transferee a written instrument in form and substance reasonably satisfactory to the Company in which such transferee makes the representations and warranties set forth in Section 2.2 of this Agreement and, if the Company so requests, an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that registration under the Securities Act is not required in connection with such transfer.

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The book-entry ledger of the transfer agent evidencing the Purchased Shares shall not contain any legend (including the legend set forth in Section 1.2(c) hereof): (i) while a registration statement with a current prospectus covering the resale of such Purchased Shares is effective under the Securities Act, (ii) following any sale of such Purchased Shares pursuant to Rule 144, (iii) if such Purchased Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as to such Purchased Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (“Effective Date”). The Company shall cause its counsel to issue a legal opinion to the transfer agent promptly after the Effective Date if required by the transfer agent to effect the removal of the legend hereunder. If such Purchased Shares may be sold under Rule 144 without limitation or restriction and the Company is then in compliance with the current public information requirement under Rule 144, or if the Purchased Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as to such Purchased Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Shares shall be issued free of all legends. The Company agrees that following the Effective Date and at such time as such legend is no longer required under this Section 1.2(c), it will, no later than one (1) Trading Day following the delivery by a Purchaser to the Company or the transfer agent of a book-entry position representing Purchased Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a book-entry position representing such Purchased Shares that is free from all restrictive and other legends.

Section 1.3 Closing Conditions.

(a) Conditions to the Purchaser’s Obligations to Effect the Closing. The obligation of the Purchaser to purchase and pay for the Purchased Securities as contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date of the following conditions, any of which may only be waived in writing by the Purchaser in its sole discretion:

(i) All corporate and other actions required to be taken by the Company in connection with the issuance and sale of the Purchased Securities hereunder and any other transactions contemplated under this Agreement and all the agreements and other documents required in connection with implementing the transactions contemplated hereby (together, the “Transaction Documents”) shall have been completed.

(ii) The representations and warranties of the Company contained in Section 2.1 of this Agreement shall have been true and correct in all material respects (or if qualified by materiality or a Material Adverse Effect (as defined in Section 2.1(b)), true and correct in all respects) on the date of this Agreement and on and as of the Closing Date; and the Company shall have performed and complied in all material respects with all, and not be in breach or default in any material respects under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with on or before the Closing Date.

(iii) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company.

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(iv) The Company’s counsel shall have delivered a legal opinion in the form reasonably acceptable to the Purchasers;

(v) Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect (as defined in Section 2.1(b)).

(vi) The listing and trading of the Common Stock on the Nasdaq Capital Market (the “Nasdaq”) shall not have been suspended, by the Securities and Exchange Commission (“SEC”) or the Nasdaq from trading thereon, nor shall any suspension by the SEC or the Nasdaq have been threatened, either (A) in writing by the SEC or the Nasdaq or (B) by falling below the minimum listing maintenance requirements of the Nasdaq (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods), in either case except as disclosed in the Company’s SEC Documents on or prior to the date of this Agreement; and the Company shall have submitted with Nasdaq a Listing of Additional Shares Notification for the listing of the Purchased Shares and Warrant Shares, if necessary.

(vii) An authorized officer of the Company shall have delivered to the Purchaser at the Closing Date a certificate certifying that the conditions specified in Sections 1.3(a)(i), (ii), (iii), (iv), (v) and (vi) of this Agreement have been fulfilled.

(b) Conditions to the Company’s Obligations to Effect the Closing. The obligation of the Company to issue, sell and deliver the Purchased Securities to the Purchaser as contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date of each of the following conditions, any of which may only be waived in writing by the Company in its sole discretion:

(i) All corporate and other actions, as applicable, required to be taken by the Purchaser in connection with the purchase of the Purchased Securities hereunder and any other transactions contemplated under the Transaction Documents, shall have been completed.

(ii) The representations and warranties of the Purchaser contained in Section 2.2 of this Agreement shall have been true and correct in all material respects (or if qualified by materiality or a Material Adverse Effect, true and correct in all respects) on the date of this Agreement and on and as of the Closing Date; and the Purchaser shall have performed and complied in all material respects with all, and not be in breach or default in any material respect under any, agreements, covenants, conditions and obligations contained in this Agreement or any other Transaction Document that are required to be performed or complied with on or before the Closing Date.

(iii) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company; and no action, suit, proceeding or investigation shall have been instituted by a governmental authority of competent jurisdiction or threatened that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or imposes any damages or penalties in connection with the transactions contemplated by this Agreement or any other Transaction Document that are substantial in relation to the Company.

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Article II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date as follows:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the SEC Reports (as defined in Section 3.1(h)). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary of the Company as set forth in the SEC Reports (which shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof) (each a “Subsidiary”) free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (each, a “Lien”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Consents and Approvals. Assuming the accuracy of the representations and warranties of the Purchaser under this Agreement and other Transaction Documents, neither the execution and delivery by the Company of this Agreement or any other Transaction Document, nor the consummation by the Company of any of the transactions contemplated hereby and thereby, nor the performance by the Company of this Agreement or any other Transaction Document in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party, other than such as have been or will have been obtained, made or given on or prior to the Closing Date, except for (y) any required filing or notifications regarding the issuance or listing of additional securities with Nasdaq or other regulatory authorities, or (z) such consent, authorization, order, filing or registration which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect (collectively, the “Required Approvals”).

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(f) Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrants, when paid for and issued in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved and will keep available from its duly authorized but unissued shares of Common Stock, and at all times will have sufficient authorized but unissued shares of Common Stock to accommodate the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 2.1(g), which Schedule 2.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates (as defined in Section 4.4) of the Company as of the date hereof. Except as set forth on Schedule 2.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and as set forth in the SEC Reports (as defined in Section 3.1(h)), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth in the SEC Reports, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer of the Company, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement. To the knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

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(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. Except as disclosed in the SEC Reports, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state, foreign or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received, since the date of the latest financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any facts that would preclude it from having valid license rights or clear title to the Intellectual Property Rights. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

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(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

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(t) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(w) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.2 hereof.

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(x) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(y) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(z) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any officer or director of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(aa) Accountants. The Company’s accounting firm is GreenGrowth CPAs. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(bb) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(cc) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(dd) Cybersecurity. To the Company’s knowledge, (i)(x) there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(ee) Compliance with Data Privacy Laws. To the Company’s knowledge: (i) the Company and the Subsidiaries are in compliance with all applicable state, federal and foreign data privacy and security laws and regulations (collectively, “Privacy Laws”); and (ii) the Company and the Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of personal data (the “Policies”). Except as would not, individual or in the aggregate, have a material adverse effect: (i) none of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws; and (ii) the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. Neither the Company nor the Subsidiaries, to the knowledge of the Company, (i) has received written notice of any actual or potential liability of the Company or the Subsidiaries under, or actual or potential violation by the Company or the Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

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(ff) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(gg) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director or officer of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(hh) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(ii) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj) Money Laundering. The operations of the Company are and have been, and the operations of its Subsidiaries are, and to the knowledge of the Company, have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

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(kk) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature and (ii) the current cash balance of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction as of the Closing Date. The SEC Reports disclosed, as of the date thereof, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(ll) No Additional Representations. The Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in the Transaction Documents or in any certificate delivered by the Company to the Purchaser in accordance with the terms thereof.

Section 2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

(a) Due Formation. The Purchaser is duly formed, validly existing and in good standing in the jurisdiction of its organization. The Purchaser has all requisite power and authority to carry on its business as it is currently being conducted.

(b) Authority. The Purchaser has full power and authority to enter into, execute and deliver the Transaction Documents and each agreement, certificate, document and instrument to be executed and delivered by it pursuant to the Transaction Documents and to perform its obligations hereunder and thereunder. The execution and delivery by the Purchaser of the Transaction Documents and the performance by it of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(c) Valid Agreement. The Transaction Documents have been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by the availability of specific performance, injunctive relief, or other equitable remedies.

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(d) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) where applicable, violate any provision of the organizational documents of the Purchaser or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Purchaser is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Purchaser is a party or by which the Purchaser is bound or to which any of the Purchaser’s assets are subject. There is no action, suit or proceeding, pending or, threatened against the Purchaser that questions the validity of this Agreement or other Transaction Documents or the right of the Purchaser to enter into this Agreement or other Transaction Documents or to consummate the transactions contemplated hereby and thereby.

(e) Consents and Approvals. Neither the execution and delivery by the Purchaser of this Agreement or other Transaction Documents, nor the consummation by the Purchaser of any of the transactions contemplated hereby or thereby, nor the performance by the Purchaser of this Agreement or any other Transaction Documents in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

(f) Status and Investment Intent

(i) Experience. The Purchaser is a sophisticated investor with knowledge, sophistication and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of the investment in the Purchased Securities, including without limitation, risks related to the Company’s announced Nasdaq Delisting Proceeding and related reverse stock split, the recent pivot to a pure play physical AI business model and the related challenges in commercializing its products and services, and has so evaluated the merits and risks of the investment in the Purchased Securities. The Purchaser is able to bear the economic risks of an investment in the Purchased Securities and, at the present time, is able to afford a complete loss of such investment.

(ii) Purchase Entirely for Own Account. The Purchaser is acquiring the Purchased Securities for its own account for investment purposes only and not with the view to, or with any intention of, resale, distribution or other disposition thereof. The Purchaser does not have any direct or indirect arrangement, or understanding with any other person to distribute, or regarding the distribution of the Purchased Securities in violation of the Securities Act or any other applicable state securities law. The Purchaser is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(iii) Restricted Securities. The Purchaser acknowledges that the Purchased Securities are “restricted securities” that have not been registered under the Securities Act or any applicable state securities law, and that the Purchased Securities will bear a restrictive legend, or the entry of a book-entry notation, as applicable, substantially in the form set forth in Section 1.2(c). The Purchaser further acknowledges that, absent an effective registration under the Securities Act, the Purchased Securities may only be offered, sold or otherwise transferred (A) to the Company, or (B) pursuant to an exemption from registration under the Securities Act, including the exemption provided by Rule 144 of the Securities Act. The Purchaser represents and warrants that such Purchaser will not sell, transfer or otherwise dispose of the Purchased Securities or any interest therein except in a registered transaction or in a transaction exempt from or not subject to the registration requirements of the Securities Act.

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(iv) Information. The Purchaser has carefully reviewed all documents relating to the transactions contemplated by this Agreement and has been provided with all other materials that it considers relevant to the transactions contemplated by this Agreement, has had a full opportunity to ask questions of and receive answers from the Company or any person acting on behalf of the Company concerning the terms and conditions of transactions contemplated by this Agreement. The Purchaser was given the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense. In making its decision to invest in the Company, the Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, except for the statements, representations and warranties contained in this Agreement. The Purchaser is relying solely on its own counsel and other advisors as to the financial, tax, legal and related matters concerning an investment in the Purchased Securities. The purchase of Purchased Securities by the Purchaser has not been solicited by or through anyone other than the Company.

(v) Status. The Purchaser is an “accredited investor”, as that term is defined in Rule 501 of Regulation D under the Securities Act acting for its own account (and not for the account of others).

(g) Sufficient Funding. The Purchaser has at its disposal sufficient funding to pay the Purchase Price and consummate the transactions contemplated hereby and under the Transaction Documents.

(h) No Additional Representations. The Purchaser makes no representations or warranties as to any matter whatsoever except as expressly set forth in the Transaction Documents or in any certificate delivered by the Purchaser to the Company in accordance with the terms thereof.

Article III

Post-Closing COVENANTS

Section 3.1 Further Assurances. The Parties shall use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated by this Agreement on a timely basis, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of such transactions, and will cooperate and consult with the other and use reasonable efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all governmental entities, necessary or advisable to consummate the transactions contemplated by this Agreement.

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Section 3.2 Registration of Purchased Securities.

(a) The Company shall prepare and file with the SEC a registration statement on appropriate form pursuant to the Securities Act (the “Registration Statement”) with respect to all Purchased Securities owned by the Purchaser as promptly as reasonably practicable and in any event no later than thirty (30) days after the Closing to cover the resale of such Purchased Securities by the Purchaser pursuant to such Registration Statement, and shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable.

(b) All fees and expenses incurred in connection with the preparation and filing of the Registration Statement (excluding any stock transfer taxes and fees and all legal fees and expenses of legal counsel for the Purchaser) shall be borne by the Company.

(c) The Purchaser shall use commercially reasonable efforts to assist the Company in the preparation and filing of the Registration Statement and such other matters in relation thereto, including without limitation to provide such information reasonably requested by the Company in relation thereto.

(d) The Purchaser shall indemnify and hold harmless the Company, its officers, directors, agents, partners, members, managers, stockholders, advisors, Affiliates and employees of each of them, to the fullest extent permitted by applicable law, from and against all losses or reasonable and documented expenses, as incurred, arising out of or are based solely upon any actual or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any actual or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, (ii) to the extent that such information relates to the Purchaser or the Purchaser’s proposed method of distribution of Purchased Securities and was supplied by the Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (iii) in the case of an occurrence of an event of (x) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Purchased Securities or the initiation of any proceedings for that purpose; or (y) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Purchased Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, to the extent related to the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by the Purchaser of an advice in writing by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. In no event shall the liability of the Purchaser under this Agreement be greater in amount than the dollar amount of the net proceeds received by the Purchaser upon the sale of the Purchased Securities giving rise to such indemnification obligation. For the purpose of this Section 3.2(d), “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Purchased Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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(e) The Company shall indemnify and hold harmless the Purchaser, its officers, directors, agents, partners, members, managers, stockholders, advisors, Affiliates and employees of each of them, to the fullest extent permitted by applicable law, from and against all losses or reasonable and documented expenses, as incurred, arising out of or are based solely upon any actual or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any actual or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (A) such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser’s proposed method of distribution of Purchased Securities and was supplied by the Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of (x) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Purchased Securities or the initiation of any proceedings for that purpose; or (y) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Purchased Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, related to the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective, or (C) to the extent that any such losses arise out of the Purchaser’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or omission at or prior to the written confirmation of the sale of Purchased Securities to such Person if such statement or omission was corrected in such Prospectus or supplement.

(f) Until the earliest of the time that (i) no Purchaser owns Purchased Securities or (ii) the Warrants have expired, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act as long as the Company is subject to the reporting requirements of the Exchange Act.

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(g) The Company shall (a) by 9:01 a.m. (New York City time) on the date hereof, or 9:01 a.m. on the Trading Day immediately following the date hereof (if signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day), issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company, or any of the Company’s officers, directors or representatives, in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company or any of the Company’s officers, directors or representatives, on the one hand, and any of the Purchasers or any of their representatives on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

(h) Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 3.2(g), the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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(i) The Company shall use the net proceeds from the sale of the Securities hereunder for current and future growth initiatives and general working capital and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

(j) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

(k) The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and will use commercially reasonable efforts to promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

(l) No consideration (including any modification of the Transaction Documents) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

(m) Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 3.2(g). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 3.2(g), such Purchaser will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives). Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 3.2(g), (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 3.2(g) and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates, or agent, after the issuance of the initial press release as described in Section 3.2(g). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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(n) The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

(o) During the period commencing on the Closing Date and ending on the twelve (12)-month anniversary of the Closing Date (the “Participation Rights Period”), if the Company proposes to offer or sell any Common Stock or Common Stock Equivalents in one or more Subsequent Financings (as defined below), each Purchaser shall have the right, but not the obligation, to participate in such Subsequent Financing in an amount up to such Purchaser’s Pro Rata Portion (as defined below) of up to an aggregate of 33.33% of the securities to be issued and sold in such Subsequent Financing, on substantially the same terms, conditions and price provided for in the Subsequent Financing. At least five (5) Trading Days prior to the closing of any Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect such Subsequent Financing (the “Participation Notice”), which Participation Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, including the type and amount of securities proposed to be offered, the proposed purchase price and the expected closing date thereof. Each Purchaser shall have the right to notify the Company in writing within two (2) Trading Days following receipt of the Participation Notice whether such Purchaser elects to participate in such Subsequent Financing and the amount of securities such Purchaser elects to purchase, up to such Purchaser’s Pro Rata Portion of up to an aggregate of 33.33% of the securities proposed to be issued in such Subsequent Financing. If any Purchaser fails to deliver such notice within such two (2)-Trading Day period, such Purchaser shall be deemed to have waived its participation rights with respect to such Subsequent Financing. If the aggregate amount that the Purchasers elect to purchase in such Subsequent Financing exceeds 33.33% of the securities proposed to be issued in such Subsequent Financing, the amount of securities to be offered to each participating Purchaser shall be reduced on a pro rata basis based on the relative number of Shares purchased by such participating Purchasers pursuant to this Agreement. For purposes of this Section, (i) “Pro Rata Portion” means, with respect to any Purchaser, the ratio of (a) the aggregate number of Securities purchased by such Purchaser pursuant to this Agreement to (b) the aggregate number of Securities purchased by all Purchasers pursuant to this Agreement, and (ii) “Subsequent Financing” means any issuance, offer or sale by the Company of Common Stock or Common Stock Equivalents for cash consideration in one or a series of related transactions. Notwithstanding anything herein to the contrary, the participation rights set forth in this Section shall not apply to any Exempt Issuance. Notwithstanding anything herein to the contrary, the participation rights set forth in this Section shall be subject to compliance with applicable law and the applicable rules and regulations of the Trading Market, including applicable stockholder approval requirements.

(p) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

(q) If required, the Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

Article IV

MISCELLANEOUS

Section 4.1 Governing Law and Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and any other Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the federal courts sitting in the Southern District of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in the Southern District of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding.

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Section 4.2 Amendment. This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties.

Section 4.3 Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective heirs, successors and permitted assigns and legal representatives.

Section 4.4 Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned by a Party without the express written consent of the other Parties, except that the Purchaser may assign all or any part of its rights and obligations hereunder to any Affiliate of the Purchaser without the consent of the Company; provided that no such assignment shall relieve the Purchaser of its obligations hereunder if such assignee does not perform such obligations. Any purported assignment in violation of the foregoing sentence shall be null and void. For purposes of this Agreement, “Affiliate” of a person means any other person that directly or indirectly Controls, is Controlled by or is under common Control with such person, where “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management of a person, whether through the ownership of voting securities, by contract, credit arrangement or proxy, as trustee, executor or agent or otherwise.

Section 4.5 Notices. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing, and delivery shall be deemed sufficient in all respects and to have been duly given as follows: (a) on the actual date of service if delivered personally, (b) at the time of receipt if given by electronic mail to the email addresses set forth in this Section 4.5, (c) on the third Business Day after mailing if mailed by first-class mail return receipt requested, postage prepaid and properly addressed as set forth in this Section 4.5, or (d) on the day after delivery to a nationally recognized overnight courier service during its business hours for overnight delivery against receipt, and properly addressed as set forth in this Section 4.5:

If to the Purchaser, at:	_________

If to the Company, at:

Brightline Interactive, Inc.

15 West 38th St., 12th Fl

New York, NY 10018

Attn: Tyler Gates

With a copy to (which copy shall not constitute notice):

Harter Secrest & Emery LLP
1600 Bausch & Lomb Pl

Rochester, NY, 14604

Attn: C. Christopher Murillo, Esq.

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Any Party may change its address for purposes of this Section 4.5 by giving the other Party hereto written notice of the new address in the manner set forth above. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or another day on which commercial banks located in New York City are authorized or required by law or executive order to be closed.

Section 4.6 Entire Agreement. This Agreement and the other Transaction Documents together constitute the entire understanding and agreement between the Parties with respect to the matters covered hereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby are merged and superseded by this Agreement and the other Transaction Documents.

Section 4.7 Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

Section 4.8 Fees and Expenses. Except as otherwise provided in this Agreement, each of the Parties will bear its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including fees and expenses of attorneys, accountants, consultants and financial advisors.

Section 4.9 Announcement. Without limiting any other provision of this Agreement, the Company and Purchaser, to the extent permitted by applicable law, will consult with each other before issuance of, and provide each other the opportunity to review, comment upon and concur with, and use all reasonable efforts to agree on, any press release or public statement with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and will not (to the extent practicable) issue any such press release or make any such public statement prior to such consultation and agreement, except as may be required by law, rules, regulations or any listing agreement with or requirement of Nasdaq or any other applicable securities exchange, provided that the disclosing Party shall, to the extent permitted by applicable law, rules, regulations or any listing agreement with or requirement of Nasdaq or any other applicable securities exchange and if reasonably practicable, inform the other Party about the disclosure to be made pursuant to such requirements prior to the disclosure.

Section 4.10 Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 4.11 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time by either party if the Closing does not occur within five Business Days of execution of this Agreement.

Section 4.12 Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as set forth in Section 3.2(d), Section 3.2(e), and Section 2.2 of this Agreement.

Section 4.13 Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

Section 4.14 Remedies and Waivers. No delay or omission by any Party in exercising any right, power or remedy provided by law or under this Agreement or any other documents referred to in it shall: (i) affect that right, power or remedy; or (ii) operate as a waiver thereof. The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise or any other right, power or remedy. Except as otherwise expressly provided in this Agreement, the rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

[signature pages follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

BRIGHTLINE INTERACTIVE, INC.

By:
Name:	Tyler Gates
Title:	President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

[Insert Name of Purchaser]

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

Exhibit A

Schedule of Purchasers

[See Attached]

Exhibit B

Form of Warrant

[See Attached]

Schedule 2.1(g)

Company Capitalization